                                                                  EXHIBIT (d)(5)

                          MAINSTAY VP SERIES FUND, INC.

                           MASTER MANAGEMENT AGREEMENT

        This Agreement is made as of the ____ day of May, 2001 between MainStay VP Series Fund, Inc., a Maryland Corporation ("the Company") and New York Life Investment Management LLC, a Delaware limited liability company ("Manager").

                              W I T N E S S E T H:


        WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

        WHEREAS, the shares of beneficial interest of the Company ("Shares") are divided into separate series (the "Portfolios"), each of which is established by resolution of the Board of Directors of the Company and the Directors may from time to time terminate such series or establish and terminate additional series; and

        WHEREAS, the Company desires to retain the Manager to render investment advisory and related administrative services to the Company with regard to such Portfolios as shall be designated in Supplements to this Agreement, and the Manager is willing to render such services on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, the parties agree as follows:

        1. Appointment. The Company hereby appoints New York Life Investment Management LLC to act as manager to such Portfolios as shall be designated in supplements to the Agreement for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

        2. Duties as Manager. Subject to the supervision of the Directors of the Company, the Manager shall administer each Portfolio's business affairs and manage the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, including the purchase, retention and disposition thereof, in accordance with the investment objectives, policies and restrictions of each Portfolio, as stated in its currently effective Prospectus (as hereinafter defined) and subject to the following understandings:

             (a) The Manager shall (i) furnish each Portfolio with office facilities; (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (excluding those being maintained by the Portfolio's custodian and transfer agent except as to which the Manager has supervisory functions) and other than those being maintained by the Portfolio's subadviser, if any; and (iii) furnish each Portfolio with ordinary clerical, bookkeeping and recordkeeping services at such office facilities.

             (b) The Manager shall provide supervision of each Portfolio's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by each Portfolio, and what portion of each Portfolio's assets will be invested or held uninvested as cash.

             (c) The Manager shall use its best judgment in the performance of its duties under this Agreement.

             (d) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus (each as hereinafter defined) of the Company and with the instructions and directions of the Directors of the Company, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

             (e) The Manager, and any subadviser to whom such authority has been delegated, shall determine the securities to be purchased or sold by each Portfolio and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Company's Registration Statement and Prospectus (each as hereinafter defined) or as the Directors may direct from time to time. It is recognized that, in providing a Portfolio with investment supervision or the placing of orders for portfolio transactions, the Manager or any subadviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager or any subadviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager or any subadviser may be a party. It is understood that none of the Portfolios, nor the Company or the Manager or subadviser, has adopted a formula for allocation of a Portfolio's investment transaction business. It is also understood that it is desirable for each Portfolio that the Manager or any subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to a Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager or any subadviser is authorized to place orders for the purchase and sale of securities for a Portfolio with such certain brokers, subject to review by the Company's Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager or any subadviser in connection with its services to other clients.

        On occasions when the Manager or any subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients, the Manager or any subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager or any subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Portfolio and to such other clients.

             (f) The Manager shall maintain all books and records with respect to each Portfolio's securities transactions required by sub-paragraphs
(b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder and shall render to the Company's Directors such periodic and special reports as the Directors may reasonably request.

             (g) The Manager shall provide the Company's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

             (h) With respect to any or all series of the Company, including the Portfolios, the Manager may enter into one or more contracts ("Sub-Advisory Contract or Sub-Administration Contract") with a subadviser or sub-administrator in which the Manager delegates to such subadviser or sub-administrator any or all its duties specified in this Agreement, provided that each Sub-Advisory Contract or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.

        3. Manager Personnel. The Manager shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed. Services to be furnished by the Manager under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        4. Books and Records. The Manager shall keep each Portfolio's books and records required to be maintained by it, pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for a Portfolio are the property of that Portfolio, and it will surrender promptly to that Portfolio any of such records upon the Portfolio's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Securities and Exchange Commission (the "Commission") under the 1940 Act any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

        5. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

        6. Documents. The Company has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

             (a) Articles of Incorporation of the Company, filed with the state of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles");

             (b) By-Laws of the Company (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

             (c) Certified Resolutions of the Directors of the Company authorizing the appointment of the Manager and approving the form of this Agreement;

             (d)    Registration Statement under the 1940 Act and the
Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Commission, relating to each Portfolio and each Portfolio's Shares and all amendments thereto;

             (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

             (f) Each form of Prospectus and Statement of Additional Information of the Company (such Prospectuses and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called collectively the "Prospectus").

        7. Expenses. (a) In connection with the services rendered by the Manager under this Agreement, the Manager will bear all of the following expenses:

                    (i) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not interested persons of the Manager or of the Company, and

                    (ii) all expenses incurred by the Manager in connection with managing the investment operations of each Portfolio and administering the ordinary course of each Portfolio's business, other than those assumed by that Portfolio herein;

             (b) Each Portfolio assumes and will pay its expenses, including but not limited to those described below (where any such category applies to more than one series of the Company, each Portfolio shall be liable only for its allocable portion of the expenses):

                    (i) the fees and expenses of Directors who are not interested persons of the Manager or of the Company;

                    (ii) the fees and expenses of the Portfolio's custodian which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Portfolio not being maintained by the Manager, (C) the pricing of the Portfolio's Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Company, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio's Shares;

                    (iii) the fees and expenses of the Company's transfer and dividend disbursing agent, which may be the custodian, which relate to the maintenance of each shareholder account;

                    (iv) the charges and expenses of legal counsel and independent accountants for the Company;

                    (v) brokers' commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Portfolios;

                    (vi) all taxes and business fees payable by the Company or the Portfolios to federal, state or other governmental agencies;

                    (vii) the fees of any trade association of which the Company may be a member;

                    (viii) [the fees and expenses involved in registering and maintaining registration statements of the Company and its Shares with the Commission, registering the Company as a broker/dealer and qualifying its shares and/or complying with notice and other applicable requirements under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for filing under federal and state securities laws for such purposes;]

                    (ix) the cost of share certificates, if any, representing Portfolio Shares;

                    (x) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing prospectuses, proxies and other reports to shareholders (or as appropriate, policyholders) in the amount necessary for distribution to the shareholders and/or policyholders;

                    (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business; and

                    (xii) any expenses assumed by the Portfolios pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

             (c) Fees and expenses of legal counsel, of registering shares and complying with state securities laws, of holding meetings and of communicating with shareholders as described in subparagraph (b) above include an allocable portion of the cost of maintaining an internal legal and compliance department.

        8. Organization Expenses. Each Portfolio hereby agrees to reimburse the Manager for the organization expenses of, and the expenses incurred in connection with, the initial offering of any Shares of that Portfolio.

        9. Compensation. For the services provided and the facilities furnished pursuant to this Agreement, the Company will pay to the Manager as full compensation therefor a fee at annual rates set forth in the Supplement to this Agreement with respect to each Portfolio.

        This fee will be computed daily and will be paid to the Manager monthly. This fee will be chargeable only to the respective Portfolio, and no other series of the Company shall be liable for the fee due and payable hereunder. No Portfolio shall be liable for any expense of any other series of the Company.

        10. Standard of Care. Subject to applicable law, the Manager shall not be liable for any error of judgment or for any loss suffered by a Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        11. Duration and Termination. This Agreement shall continue in effect with respect to a Portfolio for a period of more than two years from the date of the Supplement to this Agreement with respect to that Portfolio only so long as such continuance is specifically approved at least annually with respect to that Portfolio in conformity with the requirements of the 1940 Act and the Rules thereunder; provided, however, that this Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Portfolio, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

        12. Other Business. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a Director, officer, or employee of the Company to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Manager's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

        13. Independent Contractor. Except as otherwise provided herein or authorized by the Directors of the Company from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent any Portfolio or the Company in any way or otherwise be deemed an agent of any Portfolio or the Company.

        14. Company Materials. During the term of this Agreement, the Company agrees to furnish the Manager at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of a Portfolio or to the public, which refer to the Manager in any way, prior to use thereof and not to use such materials if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Company will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. The Company shall furnish or otherwise make available to the Manager such other information relating to the business affairs of each Portfolio as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

        15. Amendment. This Agreement may be amended in writing by mutual consent, but the consent of each of the Portfolios, if required, must be obtained in conformity with the requirements of the 1940 Act and the Rules thereunder.

        16. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Ave., Parsippany, New Jersey 07054; or (2) to the Company at 51 Madison Avenue, New York, NY 10010.

        17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        18. Use of Name. Each Portfolio may use any name including the word "MainStay" only for so long as this Agreement or any other agreement between the Manager or any other affiliate of New York Life Insurance Company or the Company or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as investment adviser. At such time as such an agreement shall no longer be in effect, the respective Portfolio will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager or any organization which shall have so succeeded to its business.

        19. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                      MainStay VP Series Fund, Inc.


                                      By:
                                         -------------------------------------
                                          Name:
                                          Title:


                                      NEW YORK LIFE INVESTMENT MANAGEMENT LLC

                                      By:
                                         -------------------------------------
                                          Name:
                                          Title

                         MANAGEMENT AGREEMENT SUPPLEMENT

                             EQUITY INCOME PORTFOLIO

        AGREEMENT, made as of the _____ day of __________ 2001, by and between MainStay VP Series Fund, Inc. (the "Company") and New York Life Investment Management LLC (the "Manager").

        WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

        WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

        WHEREAS, the Company has adopted a Master Management Agreement ("Master Agreement") dated _____, 2001, pursuant to which the Company has appointed the Manager to provide the investment advisory and related administrative services specified in that Master Agreement; and

        WHEREAS, Equity Income Portfolio (the "Portfolio") is a separate investment series of the Company.

        NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

        1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Portfolio, and the Manager hereby acknowledges that the Master Agreement shall pertain to the Portfolio, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

        2. The term "Portfolio" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

        3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Portfolio shall pay the Manager a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the annual rate of .70% of the Portfolio's average daily net assets.

        4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Portfolio on May 16, 2001 and shall continue in effect with respect to the Portfolio for a period of two years from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Portfolio at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by vote of a majority of the Company's Board of

Directors, or by the Manager at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).


                                    MAINSTAY VP SERIES FUND, INC., on behalf of
                                    EQUITY INCOME PORTFOLIO


                                    By:
                                        --------------------------------------
                                        Name: Anne F. Pollack
                                        Title: President


                                    NEW YORK LIFE INVESTMENT MANAGEMENT LLC


                                    By:
                                        --------------------------------------
                                         Name:
                                                --------------------
                                         Title:
                                                --------------------

                         MANAGEMENT AGREEMENT SUPPLEMENT

                             MID CAP CORE PORTFOLIO

        AGREEMENT, made as of the _____ day of __________ 2001, by and between MainStay VP Series Fund, Inc. (the "Company") and New York Life Investment Management LLC (the "Manager").

        WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

        WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

        WHEREAS, the Company has adopted a Master Management Agreement ("Master Agreement") dated _______, 2001, pursuant to which the Company has appointed the Manager to provide the investment advisory and related administrative services specified in that Master Agreement; and

        WHEREAS, Mid Cap Core Portfolio (the "Portfolio") is a separate investment series of the Company.

        NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

        1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Portfolio, and the Manager hereby acknowledges that the Master Agreement shall pertain to the Portfolio, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

        2. The term "Portfolio" as used in the Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

        3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Portfolio shall pay the Manager a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the annual rate of .85% of the Portfolio's average daily net assets.

        4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Portfolio on May 16, 2001 and shall continue in effect with respect to the Portfolio for a period of two years from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Portfolio at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by vote of a majority of the Company's Board of

Directors, or by the Manager at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                MAINSTAY VP SERIES FUND, INC., on behalf of MID CAP CORE PORTFOLIO


                                By:
                                     --------------------------------------
                                     Name: Anne F. Pollack
                                     Title: President


                                NEW YORK LIFE INVESTMENT MANAGEMENT LLC


                                By:
                                     --------------------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ---------------------

                         MANAGEMENT AGREEMENT SUPPLEMENT

                            MID CAP GROWTH PORTFOLIO

        AGREEMENT, made as of the _____ day of __________ 2001, by and between MainStay VP Series Fund, Inc. (the "Company") and New York Life Investment Management LLC (the "Manager").

        WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

        WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

        WHEREAS, the Company has adopted a Master Management Agreement ("Master Agreement") dated ___________, 2001, pursuant to which the Company has appointed the Manager to provide the investment advisory and related administrative services specified in that Master Agreement; and

        WHEREAS, Mid Cap Growth Portfolio (the "Portfolio") is a separate investment series of the Company.

        NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

        1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Portfolio, and the Manager hereby acknowledges that the Master Agreement shall pertain to the Portfolio, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

        2. The term "Portfolio" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

        3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Portfolio shall pay the Manager a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the annual rate of .75% of the Portfolio's average daily net assets.

        4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Portfolio on May 16, 2001 and shall continue in effect with respect to the Portfolio for a period of two years from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Portfolio at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by vote of a majority of the Company's Board of

Directors, or by the Manager at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).


                                MAINSTAY VP SERIES FUND, INC., on behalf of MID CAP GROWTH PORTFOLIO


                                By:
                                     --------------------------------------
                                     Name: Anne F. Pollack
                                     Title: President

                                By:
                                     --------------------------------------
                                     Name: Anne F. Pollack
                                     Title: President


                                NEW YORK LIFE INVESTMENT MANAGEMENT LLC


                                By:
                                     --------------------------------------
                                     Name:
                                          ----------------------
                                     Title:
                                           ---------------------

                         MANAGEMENT AGREEMENT SUPPLEMENT

                           SMALL CAP GROWTH PORTFOLIO

        AGREEMENT, made as of the _____ day of __________ 2001, by and between MainStay VP Series Fund, Inc. (the "Company") and New York Life Investment Management LLC (the "Manager").

        WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

        WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

        WHEREAS, the Company has adopted a Master Management Agreement ("Master Agreement") dated _________, 2001, pursuant to which the Company has appointed the Manager to provide the investment advisory and related administrative services specified in that Master Agreement; and

        WHEREAS, Small Cap Growth Portfolio (the "Portfolio") is a separate investment series of the Company.

        NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

        1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Portfolio, and the Manager hereby acknowledges that the Master Agreement shall pertain to the Portfolio, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

        2. The term "Portfolio" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Portfolio.

        3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Portfolio shall pay the Manager a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Portfolio during the preceding month at the annual rate of 1.00% of the Portfolio's average daily net assets.

        4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Portfolio on May 16, 2001 and shall continue in effect with respect to the Portfolio for a period of two years from the date hereof and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. This Agreement may be terminated with respect to the Portfolio at any time, without payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by vote of a majority of the Company's Board of

Directors, or by the Manager at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).


                                    MAINSTAY VP SERIES FUND, INC., on behalf of
                                    SMALL CAP GROWTH PORTFOLIO


                                    By:
                                         --------------------------------------
                                         Name: Anne F. Pollack
                                         Title: President


                                    NEW YORK LIFE INVESTMENT MANAGEMENT LLC


                                    By:
                                         --------------------------------------
                                         Name:
                                              ----------------------
                                         Title:
                                               ---------------------